Project debt	3 Months Ended
Mar. 31, 2020
Project debt [Abstract]
Project debt
Note 15. - Project debt

The main purpose of the Company is the long-term ownership and management of contracted concessional assets, such as renewable energy, efficient natural gas, electric transmission line and water assets, which are financed through project debt. This note shows the project debt linked to the contracted concessional assets included in Note 6 of these consolidated condensed interim financial statements.

Project debt is generally used to finance contracted assets, exclusively using as guarantee the assets and cash flows of the company or group of companies carrying out the activities financed. In most of the cases, the assets and/or contracts are set up as guarantee to ensure the repayment of the related financing. In addition, the cash of the Company´s projects includes funds held to satisfy the customary requirements of certain non-recourse debt agreements and other restricted cash for an amount of $332 million as of March 31, 2020 ($339 million as of December 31, 2019).

Compared with corporate debt, project debt has certain key advantages, including a greater leverage and a clearly defined risk profile.

The breakdown of project debt for both non-current and current liabilities as of March 31, 2020 and December 31, 2019 is as follows:

	Balance as of March 31,	Balance as of December 31,
	2020	2019
	($ in thousands)
Non-current	3,953,432	4,069,909
Current	823,760	782,439
Total Project debt	4,777,192	4,852,348

The decrease in total project debt as of March 31, 2020 is primarily due to the lower value of debt denominated in Euro and South African Rand given the weakened exchange rate of the Euro and South African Rand against the U.S. dollar since December 31, 2019.

Due to the PG&E Corporation and its regulated utility subsidiary, Pacific Gas and Electric Company (“PG&E”), Chapter 11 filings in January 2019, a default of the PPA agreement with PG&E occurred. Since PG&E failed to assume the PPA within 180 days from the commencement of the PG&E’s Chapter 11 proceedings, a technical event of default was triggered under the Mojave project finance agreement in July 2019. However, the plan of reorganization proposed to assume all PPAs and there is no reason to believe that this would exclude Mojave’s PPA. Chapter 11 bankruptcy is a complex process and the Company does not know at this time whether PG&E will be able to confirm its plan of reorganization. Although the Company does not contemplate a scenario under which the DOE would declare the acceleration of debt repayment, the project debt agreement does not have an unconditional right to defer the settlement of the debt for at least twelve months as of March 31, 2020, as the event of default provision make that right not totally unconditional, and therefore the debt has been presented as current in these condensed interim financial statements in accordance with International Accounting Standards 1 (“IAS 1”), “Presentation of Financial Statements”.

The repayment schedule for project debt in accordance with the financing arrangements and assuming there will be no acceleration of the Mojave debt, as of March 31, 2020, is as follows and is consistent with the projected cash flows of the related projects:

Remainder of 2020
Payment of interests accrued as of March 31, 2020	Nominal repayment	Between January and March 2021	Between April and December 2021	2022	2023	2024	Subsequent Years	Total
($ in thousands)
59,240	243,993	3,232	242,663	285,997	309,822	324,234	3,308,013	4,777,192